UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 28, 2023
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2023, the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Corporation”) increased the number of members of the Board from nine to ten and appointed Ms. Gayla J. Delly to the Board to fill the resulting vacancy, effective September 28, 2023. Gayla J. Delly was also appointed to the Audit Committee.

Ms. Delly will hold office until her successor is duly elected and qualified or upon her earlier death, resignation or removal. There are no arrangements or understandings between Ms. Delly and any other person pursuant to which Ms. Delly was appointed as a director. Ms. Delly also is not a party to any transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Delly is an independent director under the listing standards of the Nasdaq Stock Market and is independent for the purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Ms. Delly, 63, served as chief executive officer of Benchmark Electronics, Inc. (BYSE: BHE), a solutions provider for high technology OEM customers, from 2012 until her retirement in 2016 and also served on the board of directors of Benchmark from 2011 to 2016. She previously held several leadership positions at Benchmark, including president from 2006-2011, executive vice president and chief financial officer from 2001 to 2006, and corporate controller and treasurer from 1995 to 2001. Ms. Delly is a certified public accountant and was a senior audit manager at KPMG before joining Benchmark. Ms. Delly has served on the board of directors of National Instruments Corporation (NASDAQ: NATI) since 2020, Broadcom Inc. (NASDAQ: AVGO) since 2017, and Flowserve Corporation (NYSE: FLS) since 2008. Ms. Delly holds a bachelor’s degree in accounting from Samford University.

As a non-employee director, Ms. Delly will receive compensation in accordance with the Corporation’s non-employee director compensation practices, which are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2023. As part of such compensation, Ms. Delly will receive an initial equity award consisting of a pro-rated portion of the annual award of restricted stock units and stock options made to independent directors earlier this year.

Item 8.01	Other Events.

On September 28, 2023, Littelfuse issued a press release announcing the appointment of Ms. Delly to serve as a director of the Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release, dated September 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: September 28, 2023	By: /s/ Ryan K. Stafford
Executive Vice President, Chief Legal Officer and Corporate Secretary